Exhibit 10.17
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                                                              April 21, 1998


Mr. Vinnie Vellucci
President Arrow/Zeus Electronics
Suite 401
2900 Westchester Ave.
Purchase, NY 10577


Dear Vinnie,

      The new subscription agreement will be one (1) year in duration, beginning on July 1, 1998, and ending on June 30, 1999.

      This agreement will be exclusive to Arrow/Zeus in relation to distributors of electronic components.

      The TACTech system will remain in the identical form as used by Arrow/Zeus over the past three (3) years.

      The cost for the exclusive site agreement will be $230,000 per annum, billed at a rate of $19,166.66 per month.


Very truly yours,

Transition Analysis of Component
Technology, Inc.

                                              Accepted and Agreed to:

                                              Arrow/Zeus Electronics

By: Robert E. Schrader                    By: Vinnie Vellucci
    --------------------------                -----------------------
    Robert E. Schrader                        Vinnie Vellucci
    President and C.E.O.